united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH  45246

(Address of principal executive offices) (Zip code)

Tim Burdick, Ultimus Fund Solutions, LLC.

4221 North 203rd Street Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 6/30

Date of reporting period: 6/30/23

Item 1. Reports to Stockholders.

June 30, 2023

The Altegris Mutual Funds

A SERIES OF NORTHERN LIGHTS FUND TRUST

Annual Report

Altegris Futures Evolution Strategy Fund

Advised by:

Altegris Advisors, LLC

1200 Prospect, Suite 400

La Jolla, CA 92037

800.828.5225 | WWW.ALTEGRIS.COM

Letter to Shareholders

Annual Report

for Altegris Mutual Funds

Altegris Futures Evolution Strategy Fund

Dear Investor:

The Fund closed with a gain of +0.35% for the one year ending on June 30, 2023, contrasting with a -1.12% return for the benchmark SG Trend Index and -0.49% for the Morningstar Systematic Trend Category. At the end of June 2023, the Fund’s one-year total return ranked in the 35th percentile among all funds in the category over that period. We believe that this period was a tale of two halves, with underperformance vs peers in the second half of 2022 offset by outperformance in the first half of 2023.

The second half of 2022 started with several commodity trends peaking following Russia’s invasion of Ukraine. During this period, inflation remained persistently high, and the dollar continued to strengthen as the Federal Reserve proceeded with its rate-hiking cycle at odds with other central banks around the globe. The first three quarters of 2022 epitomized a period when trend-following and momentum strategies typically flourish, characterized by significant and steady trends across multiple sectors. Notably, the S&P 500 and Bloomberg U.S. Aggregate were down in tandem for the year’s first three quarters.

However, momentum strategies encountered resistance in late 2022 and early 2023. Concerns over economic growth led to a brief late-year reversal in yields proving detrimental to short fixed-income and FX positions. Then, in early 2023, concerns over the banking system triggered a brief panic, leading to a reversal in several trends and the benchmark SG Trend Index’s worst two-day performance on record (-9.2% and -7.5% on March 10 and 13, respectively). This rapid and sharp reversal in a single sector exemplified one of the most challenging environments for trend-following strategies.

While the Fund did not generate gains during the first quarter of 2023, we believe that the superior risk management of its managers, particularly Winton, played a crucial role. Winton specifically de-risked (lowered exposures) as equity and bond correlations, which were positive in March, began to decrease. This strategy avoided a common pitfall that managers too focused on targeting constant volatility levels may fall into.

Several longer-term trends resumed in Q2 2023, helping momentum strategies recover their first-quarter losses. Among the biggest movers were currencies—the Japanese yen, Chinese yuan, and Turkish lira, all weakened against the dollar. Commodities were mixed, but steady uptrends in cocoa and sugar generated profits for momentum strategies with long positions. Additionally, signs that U.S. policymakers were not yet finished increasing rates boosted fixed income short positions.

Two years ago, we increased the portfolio’s target allocations to iSAM while reducing Winton’s and allocated 100% to the DoubleLine Low Duration strategy to lower the overall duration of the Fund’s collateral management strategy in anticipation of a rising interest rate environment. As portfolio

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managers, we consider evaluating asset allocation decisions as one of the most insightful ‘report cards.’ We are pleased to report that, two years later, the decision has provided a net benefit for the Fund. The speed and magnitude of the rate-hiking cycle, which officially began in March 2022, made lowering the overall duration of the collateral management strategy more impactful than increasing our trend-following weight and overall speed—a decision that, in our opinion, has yet to manifest its full potential. We are pleased, however, to be reporting positive absolute returns to investors and optimistic for the trend-following environment in the future.

Altegris Futures Evolution Strategy Fund

12-Month Period Ending June 30, 2023

Fund Overview

The Altegris Futures Evolution Strategy Fund is an actively managed mutual fund that allocates to what we believe are two of the best trend-following managed futures managers, Winton Capital Management and iSAM, and offers an innovative, active approach to fixed income management via a fixed income industry leader, DoubleLine Capital LP (“DoubleLine”).

The Fund allocates its capital to investments providing exposure to the Winton Diversified Macro Strategy and the Winton Trend Fund managed by Winton Capital Management (“Winton”), a London-based commodity trading advisor (“CTA”) with assets under advisement of $10B as of June 30, 2023, and the iSAM Vector Program managed by iSAM, a New York and London-based CTA managing $4.9B in assets as of June 30, 2023. All three programs are trend-following managed futures strategies that utilize proprietary, quantitative trading systems to identify market trends and react to corresponding price movements in futures markets across all major asset classes.

Figure 1: Futures Exposure by Manager | As of June 30, 2023 (unaudited)

CTA Allocation* | As of 6/30/23

Regarding its managed futures strategy, the Fund will invest up to 25% of its total assets in a wholly-owned subsidiary, which in turn invests the majority of its assets in a portfolio of investments. These include investments in a combination of (1) securities of one or more commodity futures trading companies (e.g., underlying pools), (2) swaps, notes or similar derivatives structured to provide exposure to and the returns of managed futures strategies, and (3) investments intended to serve as collateral for such derivative positions (collectively, “managed futures investments”). These investments are selected to provide aggregate exposure to the managed futures managers listed

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above as if between 100% and 125% of the Fund’s net assets were invested in those managers and their programs. The Fund also holds fixed income securities, cash, and cash equivalents, which are excluded from the chart above.

The fixed income portion of the Fund’s portfolio allocates to fixed income strategies – Core Fixed Income, Low Duration, and Flexible Income – that are actively managed by the Fund’s sub-adviser, DoubleLine, a fixed income investment specialist based in Los Angeles with assets under management of over $96B as of June 30, 2023. Investments in fixed income securities actively managed by DoubleLine represented approximately 70% of Fund assets. As of June 30, 2023, the Fund allocated 100% to the DoubleLine Low Duration mutual fund. We continue to evaluate the current sub-strategy allocations to seek the best possible combination of underlying exposures. (Figure 2)

Figure 2: Fixed Income Sub-Strategy Allocation | As of June 30, 2023 (unaudited)

Sub-Strategy Allocation* | As of 6/30/23

*	The adviser expects less than 100%, typically 60%-80%, of the Fund’s total net assets will be allocated to fixed income strategies managed by the Fund’s sub-adviser, DoubleLine.

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Fund Performance Summary

As seen in Figure 3 (below), for the twelve months ended June 30, 2023, the Fund’s Class A (at NAV), Class C, Class I, and Class N shares returned 0.35%, -0.34%, 0.68%, and 0.47% respectively, while the BofA Merrill Lynch 3 Month T-Bill Index returned 3.62%. The Fund’s net assets under management were approximately $81 million as of June 30, 2023.

Figure 3: Altegris Futures Evolution Strategy Fund Performance Review (Unaudited)

July 1, 2022 – June 30, 2023

			Quarterly Returns
	1-Year	Since Inception*	Q2 2023	Q1 2023	Q4 2022	Q3 2022
Class I (NAV)	0.68%	4.01%	9.54%	-2.60%	-7.18%	1.66%
Class A (NAV)	0.35%	3.73%	9.40%	-2.76%	-7.18%	1.63%
Class C (NAV)	-0.34%	2.93%	9.20%	-2.87%	-7.39%	1.46%
Class N (NAV)	0.47%	3.74%	9.52%	-2.76%	-7.17%	1.62%
BofA ML 3-Month T-Bill Index	3.62%	0.86%	1.18%	1.08%	0.85%	0.47%
Class A (max load)**	-5.40%	3.21%	3.05%	-8.38%	-12.48%	-4.20%

*	Inception date for Class A, Class I, and Class N was October 31, 2011. The inception date for Class C was February 16, 2012.

**	The maximum sales charge for Class A shares is 5.75%. Class A share investors may be eligible for a reduction in sales charges. See Prospectus for more information.

Performance for periods of less than one year is not annualized.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.05% for Class A, 2.80% for Class C, 1.80% for Class I, and 2.05% for Class N.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2023, to ensure that total annual Fund operating expenses will not exceed 1.59%, 2.34%, 1.34%, and 1.59% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call (800) 828-5225. The referenced indices and benchmarks are shown for general market comparisons and are not meant to represent any particular investment. The returns include reinvestment of income but do not reflect the impact of sales charges or other fees. An index is unmanaged and not available for direct investment. See the end of the letter for a complete description of each index and benchmark.

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Drivers of Fund Performance

The Altegris Futures Evolution Fund posted a gain of +0.35% for the year ended June 30, 2023. Currencies were the most significant contributor, while fixed income, commodities, and stock indices had a negative impact.

Currencies were led by the Japanese yen and Mexican peso, which made the largest contributions. This occurred as U.S. monetary policy remained at odds with much of the world until later in the period. The yen reached a 24-year low against the dollar in the third quarter of 2022, and the Bank of Japan (BoJ) continued its easing policy, even as the U.S. pursued rate hikes.

Fixed income trading, on the other hand, weighed on the Fund’s performance over the year. This was primarily driven by a rapid yield reversal from concerns about the banking system in the first quarter of 2023. For the full year, long positions in Japanese government bonds and short positions in Australian government bonds were the largest detractors.

Commodities also made losses over the period. Most commodity markets traded sideways in the second half of 2022 after reaching their peak following Russia’s invasion of Ukraine. While commodities have recorded gains in 2023 as several trends resumed, these gains were not enough to offset the losses earlier in the period. From a market perspective, carbon emissions contracts and soybean products were the areas that incurred the largest losses.

Lastly, stock index trading resulted in losses for the period, with positions being whipsawed throughout the year. The most significant detractions came from short positions in the Russell 2000 index and long positions in the S&P ASX 200 Index. These fluctuations reflect the broader volatility and challenges that characterized the trading environment during this period.

Figure 4: Futures Performance Attribution by Sector | July 1, 2022 – June 30, 2023 (unaudited)

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Past performance is no guarantee of future results. The data is estimated and obtained from third parties, including managers, clearing firms, and exchanges. These sources are believed to be reliable, but their accuracy cannot, in all cases, be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

*	Softs, or soft commodities, are commodities such as coffee, cocoa, sugar, and fruit. This term generally refers to commodities that are grown rather than mined. Bonds are defined as having a maturity of two years or more at inception, and rates are defined as having a maturity of fewer than two years at inception.

Winton Diversified Macro Strategies (“DMS”) led the way with the largest gains, while Winton Trend and iSAM incurred losses.

Winton DMS posted gains across all asset classes except stock indices. The most substantial gains were realized from long positions in cocoa and sugar and short positions in the Japanese yen. On the other hand, Winton Trend recorded small profits in foreign exchange (FX) but suffered losses in other asset classes. These losses were most pronounced in both long and short positions in the Australian and Canadian dollars, along with short positions in Japanese Government bonds.

iSAM’s performance was more mixed, with its largest profits coming from currencies. However, these gains were insufficient to offset losses in other asset classes. Long positions in carbon emissions contracts and short positions in cotton proved to be the most significant detractors.

In addition, the active cash management strategy employed by the Fund proved beneficial for the period, contributing positively to the overall performance. This underscores the value of a diversified and carefully managed approach to investment in a fluctuating market landscape.

Figure 5: Performance Attribution by Manager | July 1, 2022 – June 30, 2023 (unaudited)

Past performance is no guarantee of future results. The data is estimated and is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Outlook

Markets rebounded in the second quarter after a rough start to 2023. Trend-following performance recovered as trends reemerged across asset classes. Macro uncertainties remain unresolved,

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meaning markets will likely continue facing crosscurrents. However, we believe that a systematic approach and effective risk management position the Fund for long-term success. While market volatility can create short-term challenges, we remain committed to our approach and confident in our ability to navigate whatever the future may bring. The Fund will continue to adapt its positioning in response to the evolution of the underlying trend-following and diversifying signals.

We look forward to continuing to serve our investors and delivering potentially strong and diversifying returns in the quarters and years to come.

Sincerely,

Matt Osborne

Chief Investment Officer

Portfolio Manager

INDEX DEFINITIONS

The SG Trend Index, which is equal-weighted and reconstituted annually, calculates the net daily rate of return for a group of 10 trend-following CTAs selected from the largest managers open to new investment.

BofA Merrill Lynch 3 Month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

S&P 500 Total Return Index is the total return version of the S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis, and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

Bloomberg U.S. Aggregate. A broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

Russell 2000 Index. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The end-of-day value is calculated with a base value of 100.00 as of December 29, 1978.

S&P ASX 200. The S&P/ASX 200 measures the performance of the 200 largest index-eligible stocks listed on the ASX by float-adjusted market capitalization. Representative liquid and tradable, it is widely considered Australia’s preeminent benchmark index. The index is float-adjusted. The index was launched in April 2000.

An index is unmanaged and not available for direct investment.

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GLOSSARY

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

4106-NLD-08212023

Altegris Futures Evolution Strategy Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2023

The Fund’s performance figures* for the period ended June 30, 2023, compared to its benchmark:

				Since Inception	Since Inception
	One Year	Five Years	Ten Years	February 16, 2012	October 31, 2011
Altegris Futures Evolution Strategy Fund - Class A	0.35%	3.12%	4.80%	N/A	3.73%
Altegris Futures Evolution Strategy Fund - Class A with load **	(5.40)%	1.91%	4.18%	N/A	3.21%
Altegris Futures Evolution Strategy Fund - Class C	(0.34)%	2.37%	4.02%	2.93%	N/A
Altegris Futures Evolution Strategy Fund - Class I	0.68%	3.39%	5.08%	N/A	4.01%
Altegris Futures Evolution Strategy Fund - Class N	0.47%	3.15%	4.82%	N/A	3.74%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ***	3.62%	1.56%	0.99%	0.88%	0.86%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expense ratios, before any fee waivers, are 2.05%, 2.80%, 1.80%, and 2.05% for Class A, Class C, Class I, and Class N shares, respectively, per the Fund’s prospectus dated November 1, 2022. Class A shares are subject to a sales charge imposed on purchase of 5.75% and Class A and Class C Shares are subject to a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	Bank of America Merrill Lynch 3-Month Treasury Bill Index: Is an unmanaged index that measures the returns of three-month Treasury Bills. Investors cannot directly invest in an index.

Comparison of the Change in Value of a $1,000,000 Investment | June 30, 2013– June 30, 2023

Past performance is not necessarily indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by Type of Investment as of June 30, 2023	% of Net Assets
Open Ended Fund	69.9%
Purchased Options	22.7%
Other, Cash & Cash Equivalents	7.4%
100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND
SCHEDULE OF INVESTMENTS
June 30, 2023

Shares				Fair Value
	OPEN END FUNDS — 69.9%
	FIXED INCOME - 69.9%
5,993,320	DoubleLine Low Duration Bond Fund, Cl I (Cost $57,042,429)			$56,457,079

Principal
Amount ($)		Coupon Rate (%)	Maturity
	CORPORATE BONDS — 0.0%(a)
	MACHINERY — 0.0% (a)
52,619	INVEPAR A -1(b)(d)(e)(f) (Cost $5,222)	0.0000	12/30/28	0

Shares
	WARRANT— 0.0% (a)
	ENGINEERING & CONSTRUCTION - 0.0% (a)
43,904	OAS S.A. (Brazil) (d)(f)(Cost $8,837)	0.0000	1/21/39	0

Contracts(c)		Broker/ Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	EQUITY OPTIONS PURCHASED - 22.7% (g)
	CALL OPTIONS PURCHASED - 22.7%
78,015	NOMURA CALL OPTION ISAM	Nomura	08/16/2023	$0.0001	$7,071,945	$7,561,474
45,547	NOMURA CALL OPTION WNTN	Nomura	08/16/2023	0.0001	6,497,441	7,066,913
9,367	NOMURA CALL OPTION WNTN TRND	Nomura	08/16/2023	0.0001	3,507,974	3,732,496
	TOTAL CALL OPTIONS PURCHASED (Cost - $17,077,360)					18,360,883

	TOTAL INVESTMENTS - 92.6% (Cost $74,133,848)					$74,817,962
	OTHER ASSETS IN EXCESS OF LIABILITIES - 7.4%					5,938,070
	NET ASSETS - 100.0%					$80,756,032

S.A.	- Société Anonyme

(a)	Percentage rounds to less than 0.1%.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023 the total market value of 144A securities is $0 or 0.0% of net assets.

(c)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(d)	Non-income producing.

(e)	Default bond.

(f)	The value of these securities have been determined in good faith under the policies of the Board of Trustees as of June 30, 2023.

(g)	These securities provide exposure to daily returns of the reference asset that are not publicly available; the Top 50 holdings for each option are shown on the subsequent pages.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

ISAM Top 50 Holdings^
FUTURES CONTRACTS
				Value and Unrealized
Number of			Notional Value at	Appreciation/	% of Fund
Contracts	Description	Expiration Date	June 30, 2023	(Depreciation)	Net Assets
Long Contracts
62	COCOA	Sep-23	2,078,860	$162,660	0.20%
1	JAPAN BOND	Sep-23	1,029,452	2,564	0.00%
30	LCATTLE	Oct-23	2,154,600	145,700	0.18%
14	LCATTLE	Aug-23	992,180	73,630	0.09%
28	LON COCOA	Sep-23	929,402	81,642	0.10%
			Subtotal	$466,196

Short Contracts
(13)	AS3YRBOND	Sep-23	915,097	$4,449	0.01%
(11)	ERX 2 BUND	Sep-23	1,258,190	7,784	0.01%
(11)	ICE 3MTH SARON FUTURE	Sep-23	3,012,652	(3,852)	(0.00)%
(9)	ICE 3MTH SARON FUTURE	Sep-24	2,461,380	2,973	0.00%
(6)	ICE 3MTH SARON FUTURE	Jun-24	1,639,915	5,024	0.01%
(14)	ICE 3MTH SONIA FUTURE	Sep-23	4,181,510	22,024	0.03%
(5)	ICE 3MTH SONIA FUTURE	Jun-24	1,490,935	28,439	0.04%
(17)	KOREAN BOND	Sep-23	1,338,076	4,439	0.01%
(9)	THREE-MONTH - SOFR	Dec-23	2,129,400	4,838	0.01%
			Subtotal	$76,118

CREDIT DEFAULT SWAPS
Number of Contracts	Description	Maturity Date	Notional Value at June 30, 2023	Unrealized Appreciation/ (Depreciation)	% of Fund Net Assets
850,000	MARKIT CDX NORTH AMERICA INVST GRADE INDEX	6/20/2028	850,000	$12,705	0.02%
950,000	MARKIT ITRX EUROPE	6/20/2028	1,036,355	11,208	0.01%
			Subtotal	$23,913

INTEREST RATE SWAPS
				Unrealized
Number of			Notional Value at	Appreciation/	% of Fund
Contracts	Description	Maturity Date	June 30, 2023	(Depreciation)	Net Assets
20,000,000	CNY Rate Swap	9/20/2028	1,443,560	$159,783	0.20%
1,800,000	EU Infl Rate Swap	6/15/2033	1,963,620	(1,688)	(0.00)%
2,400,000	EU Infl Rate Swap	6/15/2028	1,302,567	8,506	0.01%
1,000,000	UK INFL Rate Swap	6/15/2033	1,270,300	24,066	0.03%
			Subtotal	$190,667

FORWARD FOREIGN CURRENCY CONTRACTS
	Currency to					Unrealized
	Receive/		In Exchange			Appreciation/	% of Fund
Settlement Date	Deliver	Value	For	Value	U.S. Dollar Value	(Depreciation)	Net Assets
To Buy:
9/20/2023	ZAR	19,000,000	JPY	139,199,568	$1,008,140	$23,803	0.03%
9/20/2023	CNH	8,000,000	JPY	156,561,670	1,100,800	9,533	0.01%
9/20/2023	CAD	2,500,000	JPY	258,656,729	1,888,000	75,312	0.09%
9/20/2023	EUR	1,700,000	ZAR	35,459,355	1,876,328	(5,145)	(0.01)%
9/20/2023	GBP	1,400,000	SEK	18,777,644	1,778,420	33,225	0.04%
9/20/2023	CHF	1,400,000	JPY	214,646,002	1,563,100	69,641	0.09%
9/20/2023	GBP	1,350,000	ZAR	32,594,880	1,728,727	(757)	(0.00)%
9/20/2023	EUR	1,250,000	CNH	9,535,120	1,363,625	48,434	0.06%
9/20/2023	EUR	1,200,000	ILS	4,783,853	1,310,387	19,881	0.02%
9/20/2023	EUR	1,200,000	SEK	13,916,415	1,309,339	20,498	0.03%
9/20/2023	EUR	1,150,000	CZK	27,541,410	1,263,359	(1,260)	(0.00)%
9/20/2023	USD	1,100,000	ILS	4,058,676	1,096,891	2,010	0.00%
9/20/2023	EUR	900,000	JPY	134,378,682	981,810	42,706	0.05%
9/20/2023	GBP	800,000	JPY	137,510,040	1,016,240	51,464	0.06%
9/20/2023	GBP	800,000	AUD	1,498,686	1,016,240	15,522	0.02%
9/20/2023	GBP	700,000	CHF	787,817	889,210	2,630	0.00%
9/20/2023	GBP	680,000	HUF	302,361,120	881,238	(4,680)	(0.01)%

To Sell:
9/20/2023	EUR	1,900,000	CZK	45,278,808	$2,087,289	$(8,222)	(0.01)%
9/20/2023	GBP	1,760,000	HUF	775,115,924	2,280,851	(9,761)	(0.01)%
9/20/2023	CHF	1,600,000	HUF	630,345,171	1,836,904	10,007	0.01%
9/20/2023	EUR	1,600,000	HUF	608,855,040	1,787,201	(3,256)	(0.00)%
9/20/2023	CAD	1,600,000	MXN	21,241,894	1,227,553	12,974	0.02%
9/20/2023	AUD	1,500,000	ZAR	19,025,627	1,009,643	(143)	(0.00)%
9/20/2023	GBP	1,450,000	PLN	7,583,108	1,849,462	16,741	0.02%
9/20/2023	GBP	1,400,000	MXN	30,982,190	1,805,001	4,359	0.01%
9/20/2023	EUR	1,350,000	ZAR	27,700,933	1,490,025	(20,214)	(0.03)%
9/20/2023	EUR	1,300,000	PLN	5,893,009	1,429,177	21,093	0.03%
9/20/2023	USD	1,300,000	PEN	4,827,362	1,307,764	24,013	0.03%
9/20/2023	EUR	1,200,000	MXN	22,958,519	1,333,518	7,260	0.01%
9/20/2023	GBP	800,000	ZAR	19,036,920	1,024,431	(14,332)	(0.02)%
					Subtotal	$443,336

			All Other Investments			6,361,244
			Total Value of Purchased Option			7,561,474

^	This investment is not a direct holding of the Fund. The Top 50 holdings were determined based on the absolute notional values of the positions within the underlying basket.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

WNTN Top 50 Holdings ^
FUTURES CONTRACTS
Number of Contracts	Description	Expiration Date	Notional Value at June 30, 2023	Unrealized Appreciation/ (Depreciation)	% of Fund Net Assets
Long Contracts
31	COCOA	Sep-23	1,039,430	$89,150	0.11%
7	EMINI S&P	Sep-23	1,570,888	25,188	0.03%
18	EURO STOXX50	Sep-23	869,295	10,129	0.01%
8	FEEDERS	Aug-23	990,300	80,413	0.10%
5	JAPAN BOND	Sep-23	5,147,258	17,416	0.02%
14	LCATTLE	Dec-23	1,027,740	24,690	0.03%
14	LCATTLE	Oct -23	1,005,480	23,680	0.03%
13	LCATTLE	Aug-23	921,310	60,050	0.07%
4	OSK NIKKEI	Sep-23	919,472	19,556	0.02%
28	SGX NIFTY	Jul-23	1,079,624	25,534	0.03%
8	TOPIX	Sep-23	1,268,467	27,685	0.03%
				$403,491

Short Contracts
(26)	2 YR T-NOTE	Sep-23	5,286,938	$45,695	0.06%
(27)	5 YR T-NOTE	Sep-23	2,891,531	32,086	0.04%
(21)	AS10YRBOND	Sep-23	1,625,762	10,418	0.01%
(61)	AS3YRBOND	Sep-23	4,293,918	19,675	0.02%
(16)	CANADA BOND	Sep-23	1,480,554	(2,530)	(0.00)%
(11)	E MINI RUSSELL	Sep-23	1,047,035	5,708	0.01%
(14)	ERX 2 BUND	Sep-23	1,601,332	7,565	0.01%
(9)	ERX BOBL	Sep-23	1,136,052	8,236	0.01%
(8)	GOLD	Dec-23	1,574,400	17,500	0.02%
(5)	ICE 3MTH SONIA FUTURE	Mar-25	1,501,574	21,690	0.03%
(5)	ICE 3MTH SONIA FUTURE	Dec-24	1,498,081	23,691	0.03%
(5)	ICE 3MTH SONIA FUTURE	Sep-24	1,494,270	24,533	0.03%
(5)	ICE 3MTH SONIA FUTURE	Jun-24	1,490,935	27,677	0.03%
(4)	ICE 3MTH SONIA FUTURE	Dec-25	1,208,373	13,132	0.02%
(4)	ICE 3MTH SONIA FUTURE	Sep-25	1,206,277	13,719	0.02%
(4)	ICE 3MTH SONIA FUTURE	Jun-25	1,203,863	13,878	0.02%
(4)	ICE 3MTH SONIA FUTURE	Mar-24	1,191,160	20,658	0.03%
(3)	ICE 3MTH SONIA FUTURE	Mar-26	907,804	7,717	0.01%
(9)	LONG GILT	Sep-23	1,089,536	6,949	0.01%
(19)	THREE-MONTH SOFR	Sep-24	4,542,425	23,175	0.03%
(19)	THREE-MONTH SOFR	Jun-24	4,523,900	25,963	0.03%
(18)	THREE-MONTH SOFR	Dec-24	4,318,875	23,213	0.03%
(18)	THREE-MONTH SOFR	Mar-24	4,269,825	20,425	0.03%
(16)	THREE-MONTH SOFR	Mar-25	3,848,400	16,338	0.02%
(14)	THREE-MONTH SOFR	Jun-25	3,372,600	10,763	0.01%
(12)	THREE-MONTH SOFR	Sep-25	2,893,800	7,625	0.01%
(10)	THREE-MONTH SOFR	Dec-25	2,413,375	5,738	0.01%
(9)	THREE-MONTH SOFR	Mar-26	2,173,163	4,100	0.01%
(5)	THREE-MONTH SOFR	Jun-26	1,207,875	3,225	0.00%
(13)	T-NOTE	Sep-23	1,459,453	13,711	0.02%
			Subtotal	$472,273

FORWARD FOREIGN CURRENCY CONTRACTS
Settlement Date	Currency to Receive/ Deliver	Value	In Exchange For	Value	U.S. Dollar Value	Unrealized Appreciation/ (Depreciation)	% of Fund Net Assets
To Buy:
9/20/2023	GBP	6,625,000	USD	8,359,484	$8,415,738	$68,092	0.08%
9/20/2023	CAD	2,400,000	USD	1,815,983	1,812,480	(652)	(0.00)%

To Sell:
9/20/2023	JPY	1,562,500,000	USD	11,328,691	$10,828,125	$2,576	0.00%
9/20/2023	SEK	18,000,000	EUR	1,547,412	1,667,034	1,814
9/20/2023	CNH	17,000,000	USD	2,394,567	2,339,200	5,634	0.01%
9/20/2023	NOK	11,000,000	EUR	945,224	1,024,100	670
9/20/2023	AUD	2,100,000	USD	1,416,930	1,399,440	9,696	0.01%
9/20/2023	CHF	1,250,000	USD	1,398,700	1,395,625	(10,314)	(0.01)%
7/31/2023	USD	1,200,000	INR	98,608,590	1,200,972	79,440	0.10%
					Subtotal	$156,956

			All Other Investments			6,034,193
			Total Value of Purchased Option			7,066,913

^	This investment is not a direct holding of the Fund. The Top 50 holdings were determined based on the absolute notional values of the positions within the underlying basket.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2023

WNTN TRND Top 50 Holdings^
FUTURES CONTRACTS
Number of Contracts	Description	Expiration Date	Notional Value at June 30, 2023	Value and Unrealized Appreciation/	% of Fund Net Assets
Long Contracts
1	DAX INDEX	Sep-23	443,778	$9,458	0.01%
3	EMINI NASDAQ	Sep-23	920,220	(660)	(0.00)%
7	EMINI S&P	Sep-23	1,570,888	5,088	0.01%
20	EURO STOXX50	Sep-23	965,883	17,618	0.02%
3	JAPAN BOND	Sep-23	3,088,355	1,200	0.00%
6	LCATTLE	Oct-23	430,920	2,150	0.00%
5	LCATTLE	Dec-23	367,050	550	0.00%
6	LME ALUM	Jul-23	318,150	(12,081)	(0.01)%
2	LME COPPER	Jul-23	416,188	(1,480)	(0.00)%
4	OSK NIKKEI	Sep-23	919,472	—	0.00%
5	TOPIX	Sep-23	792,792	(6)	(0.00)%
			Subtotal	$21,837

Short Contracts
(14)	2 YR T-NOTE	Sep-23	2,846,813	$10,152	0.01%
(12)	5 YR T-NOTE	Sep-23	1,285,125	4,325	0.01%
(14)	AS10YRBOND	Sep-23	1,083,841	5,564	0.01%
(32)	AS3YRBOND	Sep-23	2,252,547	(6,631)	(0.01)%
(7)	ERX 2 BUND	Sep-23	800,666	(1,091)	(0.00)%
(7)	ERX BOBL	Sep-23	883,596	7,822	0.01%
(9)	EURO BUND	Sep-23	1,313,073	(10,931)	(0.01)%
(3)	ICE 3MTH SONIA FUTURE	Jun-25	902,897	3,887	0.00%
(3)	ICE 3MTH SONIA FUTURE	Mar-25	900,944	419	0.00%
(3)	ICE 3MTH SONIA FUTURE	Dec-24	898,848	8,562	0.01%
(3)	ICE 3MTH SONIA FUTURE	Sep-24	896,562	(249)	(0.00)%
(3)	ICE 3MTH SONIA FUTURE	Jun-24	894,561	(851)	(0.00)%
(2)	ICE 3MTH SONIA FUTURE	Mar-26	605,203	15,720	0.02%
(2)	ICE 3MTH SONIA FUTURE	Dec-25	604,186	33,802	0.04%
(2)	ICE 3MTH SONIA FUTURE	Sep-25	603,138	18,186	0.02%
(2)	ICE 3MTH SONIA FUTURE	Mar-24	595,580	24,009	0.03%
(7)	LME ALUM	Aug-23	373,581	12,487	0.02%
(7)	LME ALUM	Jul-23	371,175	22,627	0.03%
(2)	LME COPPER	Jul-23	416,188	(7,215)	(0.01)%
(3)	LONG GILT	Sep-23	363,179	32,059	0.04%
(3)	T-BOND	Sep-23	380,719	(215)	(0.00)%
(10)	THREE-MONTH SOFR	Mar-25	2,405,250	9,780	0.01%
(10)	THREE-MONTH SOFR	Dec-24	2,399,375	(8,460)	(0.01)%
(10)	THREE-MONTH SOFR	Sep-24	2,390,750	3,725	0.00%
(9)	THREE-MONTH SOFR	Jun-25	2,168,100	2,240,000	2.77%
(9)	THREE-MONTH SOFR	Jun-24	2,142,900	5,530	0.01%
(8)	THREE-MONTH SOFR	Sep-25	1,929,200	—	0.00%
(8)	THREE-MONTH SOFR	Mar-24	1,897,700	(5,730)	(0.01)%
(7)	THREE-MONTH SOFR	Dec-25	1,689,363	14,265	0.02%
(6)	THREE-MONTH SOFR	Mar-26	1,448,775	(540)	(0.00)%
(4)	THREE-MONTH SOFR	Jun-26	966,300	(2,625)	(0.00)%
(8)	T-NOTE	Sep-23	898,125	(3,680)	(0.00)%
			Subtotal	$2,424,703

FORWARD FOREIGN CURRENCY CONTRACTS
Settlement Date	Currency to Receive/ Deliver	Value	In Exchange For	Value	U.S. Dollar Value	Unrealized Appreciation/ (Depreciation)	% of Fund Net Assets
To Buy:
9/20/2023	MXN	16,500,000	USD	943,555	$963,600	$28,412	0.04%
9/20/2023	GBP	2,500,000	USD	3,155,888	3,175,750	23,961	0.03%
9/20/2023	CAD	900,000	USD	682,920	679,680	(1,699)	(0.00)%
9/20/2023	EUR	625,000	USD	682,494	681,813	2,257	0.00%
9/20/2023	CHF	375,000	USD	417,919	418,688	4,982	0.01%

To Sell:
9/20/2023	JPY	687,500,000	USD	4,994,305	$4,764,375	$96	0.00%
9/20/2023	AUD	1,000,000	USD	674,970	666,400	5,373	0.01%
					Subtotal	$63,382

	All Other Investments					1,222,574
	Total Value of Purchased Option					3,732,496

^	This investment is not a direct holding of the Fund. The Top 50 holdings were determined based on the absolute notional values of the positions within the underlying basket.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2023

ASSETS
Investment securities:
At cost	$74,133,848
At value	$74,817,962
Cash	6,028,867
Receivable for Fund shares sold	694
Interest receivable	221,435
Prepaid expenses and other assets	39,999
TOTAL ASSETS	81,108,957

LIABILITIES
Payable for Fund shares repurchased	213,259
Investment advisory fees payable	41,277
Payable to related parties	16,235
Distribution (12b-1) fees payable	8,211
Accrued expenses and other liabilities	73,943
TOTAL LIABILITIES	352,925
NET ASSETS	$80,756,032

Composition of Net Assets:
Paid in capital	$116,400,735
Accumulated loss	(35,644,703)
NET ASSETS	$80,756,032

Net Asset Value Per Share:
Class A Shares:
Net Assets	$4,296,470
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	592,296
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$7.25
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (b)	$7.69

Class C Shares:
Net Assets	$5,364,872
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	740,099
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (c)	$7.25

Class I Shares:
Net Assets	$66,529,189
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	9,242,523
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$7.20

Class N Shares:
Net Assets	$4,565,501
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	627,509
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$7.28

(a)	Purchases of $1 million or more, a contingent deferred sales charge of up to 1.00% may apply to redemptions made within 18 months of purchase.

(b)	On investments of $25,000 or more, the sales load is reduced.

(c)	A contingent deferred sales charge of up to 1.00% may be applied to shares redeemed within 12 months of purchase.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
STATEMENT OF OPERATIONS
Year Ended June 30, 2023

INVESTMENT INCOME
Dividends	$2,623,909
Interest	3,112
TOTAL INVESTMENT INCOME	2,627,021

EXPENSES
Advisory fees	1,241,846
Distribution (12b-1) fees:
Class A	11,445
Class C	56,380
Class N	18,203
Administrative services fees	100,527
Registration fees	89,030
Audit fees	56,499
Transfer agent fees	56,300
Third party administrative services fees	53,056
Printing and postage expenses	27,958
Custodian fees	23,909
Accounting services fees	23,146
Compliance officer fees	22,442
Legal fees	18,018
Trustees fees and expenses	14,361
Insurance expense	3,302
Interest expenses	1,487
Other expenses	5,266
TOTAL EXPENSES	1,823,175
Less: Fees waived by the Advisor	(288,278)
NET EXPENSES	1,534,897

NET INVESTMENT INCOME	1,092,124

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Investments	(4,330,536)
Purchased Options	(6,332,106)
Net Realized (Loss)	(10,662,642)

Net change in unrealized appreciation/(depreciation) on:
Investments	3,557,986
Purchased Options	2,773,956
Net change in unrealized appreciation	6,331,942

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS	(4,330,700)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,238,576)

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	June 30, 2023	June 30, 2022

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$1,092,124	$(354,849)
Net realized gain/(loss) on investments and purchased options	(10,662,642)	33,602,079
Net change in unrealized appreciation/(depreciation) on investments and purchased options	6,331,942	(6,453,192)
Net increase/(decrease) in net assets resulting from operations	(3,238,576)	26,794,038

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(1,278,282)	(480,064)
Class C	(1,655,554)	(290,386)
Class I	(28,053,036)	(9,349,743)
Class N	(2,299,006)	(1,076,158)
Total distributions to shareholders	(33,285,878)	(11,196,351)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	661,773	5,446,813
Class C	1,289,410	1,352,350
Class I	37,450,164	80,293,721
Class N	1,951,521	3,218,434
Net asset value of shares issued in reinvestment of distributions:
Class A	1,202,793	422,582
Class C	1,613,016	277,910
Class I	25,553,558	5,130,294
Class N	2,204,799	1,040,302
Redemption fee proceeds:
Class A	27	294
Class C	282	—
Class I	1,361	771
Class N	517	103
Payments for shares redeemed:
Class A	(2,946,258)	(5,862,708)
Class C	(1,320,511)	(934,910)
Class I	(96,970,349)	(100,834,081)
Class N	(8,347,706)	(11,030,898)
Net decrease from shares of beneficial interest transactions	(37,655,603)	(21,479,023)

NET DECREASE IN NET ASSETS	(74,180,057)	(5,881,336)
NET ASSETS
Beginning of Year	154,936,089	160,817,425
End of Year	$80,756,032	$154,936,089

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended	For the Year Ended
	June 30, 2023	June 30, 2022

SHARE ACTIVITY
Class A:
Shares Sold	84,516	597,133
Shares Reinvested	156,365	51,038
Shares Redeemed	(343,992)	(620,829)
Net increase/(decrease) in shares of beneficial interest outstanding	(103,111)	27,342

Class C:
Shares Sold	140,814	137,515
Shares Reinvested	209,221	33,466
Shares Redeemed	(176,091)	(106,548)
Net increase in shares of beneficial interest outstanding	173,944	64,433

Class I:
Shares Sold	4,826,953	8,431,657
Shares Reinvested	3,321,142	624,179
Shares Redeemed	(12,505,274)	(10,999,945)
Net (decrease) in shares of beneficial interest outstanding	(4,357,179)	(1,944,109)

Class N:
Shares Sold	219,956	339,265
Shares Reinvested	277,559	125,312
Shares Redeemed	(1,048,654)	(1,259,739)
Net (decrease) in shares of beneficial interest outstanding	(551,139)	(795,162)

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30,	June 30,	June 30,	June 30,		June 30,
	2023	2022	2021	2020		2019
Net asset value, beginning of year	$9.71	$8.64	$7.74	$9.31		$9.82

Income/(loss) from investment operations:
Net investment income/(loss) (1)	0.07	(0.04)	0.04	0.12		0.11
Net realized and unrealized gain/(loss) on investments	(0.14)	1.85	0.98	(1.59)		(0.17)
Total from investment operations	(0.07)	1.81	1.02	(1.47)		(0.06)

Less distributions from:
Net investment income	(2.39)	(0.74)	(0.12)	(0.10)		(0.45)
Total distributions	(2.39)	(0.74)	(0.12)	(0.10)		(0.45)

Redemption fees collected (2)	0.00	0.00	0.00	0.00		0.00

Net assets, at end of year	$7.25	$9.71	$8.64	$7.74		$9.31

Total return (3)	0.35%	22.48%	13.46%	(15.94	)% (4)	(0.52	)% (4)

Net assets, at end of year (000s)	$4,296	$6,752	$5,771	$9,711		$21,669

Ratios including the expenses and income of AFES Fund Limited applicable for the year ended 2018:
Ratio of gross expenses to average net assets (5)	1.87%	1.77%	2.20%	2.18%		2.08%
Ratio of net expenses to average net assets	1.59%	1.59%	1.94%	1.94%		1.94%
Ratio of net investment income to average net assets	0.92%	(0.42)%	0.55%	1.30%		1.17%

Portfolio Turnover Rate	42%	70%	146%	68%		64%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.72	$8.60	$7.72	$9.30	$9.75

Income/(loss) from investment operations:
Net investment income/(loss)(1)	0.02	(0.10)	(0.01)	0.05	0.04
Net realized and unrealized gain/(loss) on investments	(0.14)	1.85	0.97	(1.58)	(0.18)
Total from investment operations	(0.12)	1.75	0.96	(1.53)	(0.14)

Less distributions from:
Net investment income	(2.35)	(0.63)	(0.08)	(0.05)	(0.31)
Total distributions	(2.35)	(0.63)	(0.08)	(0.05)	(0.31)

Redemption fees collected (2)	0.00	0.00	0.00	0.00	0.00

Net assets, at end of year	$7.25	$9.72	$8.60	$7.72	$9.30

Total return (3)	(0.34)%	21.62%	12.62%	(16.54)%	(1.42)	% (4)

Net assets, at end of year (000s)	$5,365	$5,502	$4,315	$8,763	$15,878

Ratios including the expenses and income of AFES Fund Limited applicable for the year ended 2018:
Ratio of gross expenses to average net assets (5)	2.62%	2.52%	2.95%	2.93%	2.83%
Ratio of net expenses to average net assets	2.34%	2.34%	2.69%	2.69%	2.69%
Ratio of net investment income to average net assets	0.20%	(1.16)%	(0.16)%	0.55%	0.45%

Portfolio Turnover Rate	42%	70%	146%	68%	64%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.65	$8.60	$7.71	$9.27	$9.80

Income/(loss) from investment operations:
Net investment income/(loss) (1)	0.09	(0.02)	0.07	0.14	0.14
Net realized and unrealized gain/(loss) on investments	(0.13)	1.84	0.96	(1.57)	(0.17)
Total from investment operations	(0.04)	1.82	1.03	(1.43)	(0.03)

Less distributions from:
Net investment income	(2.41)	(0.77)	(0.14)	(0.13)	(0.50)
Total distributions	(2.41)	(0.77)	(0.14)	(0.13)	(0.50)

Redemption fees collected (2)	0.00	0.00	0.00	0.00	0.00

Net assets, at end of year	$7.20	$9.65	$8.60	$7.71	$9.27

Total return (3)	0.68%	22.83%	13.66%	(15.67)%	(0.24	)% (4)

Net assets, at end of year (000s)	$66,529	$131,217	$133,684	$233,878	$424,680

Ratios including the expenses and income of AFES Fund Limited applicable for the year ended 2018:
Ratio of gross expenses to average net assets (5)	1.62%	1.52%	1.95%	1.93%	1.83%
Ratio of net expenses to average net assets	1.34%	1.34%	1.69%	1.69%	1.69%
Ratio of net investment income to average net assets	1.09%	(0.19)%	0.86%	1.55%	1.45%

Portfolio Turnover Rate	42%	70%	146%	68%	64%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.73	$8.64	$7.73	$9.30	$9.82

Income/(loss) from investment operations:
Net investment income/(loss) (1)	0.06	(0.04)	0.05	0.12	0.11
Net realized and unrealized gain/(loss) on investments	(0.12)	1.85	0.98	(1.59)	(0.19)
Total from investment operations	(0.06)	1.81	1.03	(1.47)	(0.07)

Less distributions from:
Net investment income	(2.39)	(0.72)	(0.12)	(0.10)	(0.45)
Total distributions	(2.39)	(0.72)	(0.12)	(0.10)	(0.45)

Redemption fees collected (2)	0.00	0.00	0.00	0.00	0.00

Net assets, at end of year	$7.28	$9.73	$8.64	$7.73	$9.30

Total return (3)	0.47%	22.49%	13.57%	(15.95)%	(0.62	)% (4)

Net assets, at end of year (000s)	$4,566	$11,465	$17,047	$40,706	$80,032

Ratios including the expenses and income of AFES Fund Limited applicable for the year ended 2018:
Ratio of gross expenses to average net assets (5)	1.87%	1.77%	2.20%	2.19%	2.08%
Ratio of net expenses to average net assets	1.59%	1.59%	1.94%	1.94%	1.94%
Ratio of net investment income to average net assets	0.77%	(0.46)%	0.66%	1.29%	1.21%

Portfolio Turnover Rate	42%	70%	146%	68%	64%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

See accompanying notes to financial statements.

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2023

1.	ORGANIZATION

The Altegris Futures Evolution Strategy Fund (the “Fund”) is a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s commencement date, diversification status and investment objective is as follows:

	Commencement Date	Diversification Status	Investment Objective
Altegris Futures Evolution Strategy Fund	October 31, 2011	Diversified	Long term capital appreciation.

The Fund offers Class A, Class C, Class I, and Class N shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of a Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase of up to 1.00% (the amount of the commissions paid on the shares redeemed). Class C and Class N shares of the Funds are offered at their NAV without an initial sales charge. Purchases of $1,000,000 of more of Class C shares are subject to a CDSC of up to 1.00% on shares redeemed within 12 months of purchase. If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of their financial statements. The policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”). The Fund operates as an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost (which approximates fair value). Investments in open-end investment companies are valued at net asset value. Options are valued based on the daily price reported from the counterparty or pricing agent based on the underlying custom basket holdings.

Valuation of Fund of Funds – The Fund may invest in portfolios of open- end or closed-end investment companies (the “underlying funds”) . Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds.

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Valuation Designee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security -specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2023 for the Fund’s assets and liabilities measured at fair value:

FUTURES EVOLUTION STRATEGY FUND

Assets *	Level 1	Level 2	Level 3	Total
Open Ended Fund	$56,457,079	$—	$—	$56,457,079
Corporate Bonds	—	—	—	—
Warrant	—	—	—	—
Purchased Options	—	18,360,883	—	18,360,883
Total	$56,457,079	$18,360,883	$—	$74,817,962

*	Refer to the Schedule of Investments for security classification.

The Fund did not hold any Level 3 securities as of June 30, 2023.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains, if any are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code of 1986, as amended that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes tax benefits only for tax positions where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for all open tax years (2020-2022) or expected to be taken in the Fund’s 2023 tax return. The Fund identifies its major tax jurisdictions as U.S. federal and Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a fund are charged to that fund. Expenses, which are not readily identifiable to a particular fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions.

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

Option Transactions – When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non -income producing securities. The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. The Fund holds fully funded options with Nomura Securities (Bermuda), Ltd. The options provide exposure to the daily returns of a reference asset on a 1 to 1 basis. According to the terms of the option, the Adviser may increase or decrease this exposure on a daily basis. The Fund pays an upfront premium of 1.10% per annum, which is charged based on the contract year, which is accrued daily over the contract period. The option contracts were initially entered into as of August 16, 2017, and have a two year valuation period, which has been extended twice and which may be extended or reduced to zero at any time. Based on the terms of the call option agreement, the Fund amortizes the option premiums on a straight-line basis on a quarterly period with the unamortized balance due from the counterparty (paid back to the Fund) in the case of a decreasing exposure or full exercise subject to an early exercise fee. For the year ended June 30, 2023, $171,859 of option premiums was amortized.

Other Investment Companies or Exchange Traded Funds – The Fund may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Fund invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Fund invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended June 30, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

	Purchases	Sales
Futures Evolution Strategy Fund	$31,525,000	$83,150,000

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Counterparty Risk: The Fund invests in derivative instruments issued for the Funds by Nomura Securities (“Nomura”), a Nomura product or other counterparty’s products, as applicable (the “Product”). If Nomura or a counterparty becomes insolvent, it may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Nomura’s or any counterparty’s financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, achieve its desired level of exposure to a certain sector, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on each Fund’s Statement of Assets and Liabilities as of June 30, 2023:

Location on the Statement of Assets and Liabilities
Derivative Investment Type	Asset Derivatives
Purchased Options	Investment Securities at value

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of June 30, 2023:

Futures Evolution Strategy Fund

	Equity Risk	Interest Rate Risk	Currency Risk	Commodity Risk	Total
Purchased Options	$18,360,883	$—	$—	$—	$18,360,883
	$18,360,883	$—	$—	$—	$18,360,883

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended June 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivative
Options	Net realized gain/(loss) from purchased options
Net change unrealized appreciation/(depreciation) on purchased options

The effect of Derivative Instruments on the Statement of Operations for the year ended June 30, 2023:

			Realized Loss	Change in Unrealized
Risk Type	Derivative	Location of Gain/Loss Derivatives	Derivatives	Appreciation on Derivatives
Futures Evolution Strategy Fund
Equity Risk	Options purchased	Net realized loss from purchased options	$(6,332,106)
Equity Risk		Net change in unrealized appreciation on purchased options		$2,773,956
Total			$(6,332,106)	$2,773,956

The notional value of the derivative instruments outstanding as of June 30, 2023 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for a Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Altegris Advisors, L.L.C., serves as the Fund’s investment advisor (the “Advisor”).

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

Pursuant to an advisory agreement with the Trust, on behalf of the Fund the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on each respective Fund’s average daily net assets computed at the following annual rates: 1.15% on the first $1 billion, 1.05% on net assets greater than $1 billion and less than or equal to $1.5 billion, 0.95% on net assets greater than $ 1.5 billion and less than or equal to $2 billion and 0.90% on net assets greater than $2 billion. During the year ended June 30, 2023, the Advisor earned $1,241,846.

Pursuant to a written agreement (the “Waiver Agreement”) the Advisor has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2023, to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses such as litigation expenses) will not exceed the amounts below (the “Expense Limitation”). The Board may terminate this expense reimbursement arrangement at any time upon 60 days’ notice to the Advisor.

Class A	Class C	Class I	Class N
1.59%	2.34%	1.34%	1.59%

During the year ended June 30, 2023, the Advisor waived $288,278 pursuant to the Waiver Agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s operating expenses are subsequently lower than its respective Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the respective Expense Limitation. If the Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursement for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). Cumulative expenses previously waived or reimbursed subject to the aforementioned conditions will expire as presented in the table below:

Jun-24	531,035
Jun-25	255,113
Jun-26	288,278
$1,074,426

The Trust, on behalf of the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C and Class N shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25%, 1.00%, and 0.25% of the average daily net assets attributable to Class A, Class C and Class N shares, respectively. These fees are paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”) to provide compensation for ongoing distribution-related activities and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended June 30, 2023, pursuant to the Plans, the Funds incurred the following:

12b-1 Fees
Class A	$11,445
Class C	56,380
Class N	18,203

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class C shares. During the year ended June 30, 2023, the Distributor received underwriting commissions for sales of Class A and Class C shares, respectively. The amounts of underwriting commissions received from the Fund and retained by the Distributor are as follows:

	Received		Retained
	Class A	Class C	Class A	Class C
Futures Evolution Strategy Fund	$14,411	$14,746	$2,089	$852

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”): UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities. UFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”): NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”): Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	REDEMPTION FEES

Prior to November 1, 2022, the Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the respective Fund in which the short-term redemption fee occurs. For the year ended June 30, 2023, redemption fees for the Fund were as follows:

Class A	$27
Class C	282
Class I	1,361
Class N	517

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized	Net Unrealized Appreciation/
Tax Cost	Appreciation	Depreciation	Depreciation
$75,833,880	$1,283,524	$(2,299,442)	$(1,015,918)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2023	June 30, 2022
Ordinary Income	$33,285,878	$11,196,351
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$33,285,878	$11,196,351

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

As of June 30, 2023, the components of accumulated earnings/(deficit) on a tax basis was as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$171,062	$—	$(2,247,752)	$(32,551,672)	$—	$(1,016,341)	$(35,644,703)

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net realized gain (loss) from investments, and accumulated net investment income (loss) is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $2,247,752.

At June 30, 2023, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total
$10,308,790	$22,242,882	$32,551,672

Permanent book and tax differences, primarily attributable to differences in book and tax treatment of controlled foreign corporations held through the options issued from Nomura resulted in reclassifications for the Fund for the fiscal year ended June 30, 2023, as follows:

Paid In	Accumulated
Capital	Deficit
$(6,332,106)	$6,332,106

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund invests in other investment companies. Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk and high yield risk. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses. The Fund may invest in investment companies. Such investments would subject the Fund to similar risks.

The performance of the Futures Evolution Strategy Fund will be directly affected by the performance of the DoubleLine Low Duration Bond Fund Class I. The financial statements of these Funds, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Futures Evolution Strategy Fund’s financial statements. As of June 30, 2023, the percentage of the Futures Evolution Strategy Fund invested in the DoubleLine Low Duration Bond Fund Class I was 69.9%.

9.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of June 30, 2023, UBS Wealth Management USA was the record owner of 26.26% of the Fund’s outstanding shares. UBS Wealth Management USA may be the beneficial owner of some or all the shares or may hold the shares for the benefit of others. As a result, UBS Wealth Management USA may be deemed to control the Fund.

Altegris Futures Evolution Strategy Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2023

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. On July 21, 2023, the Class N shares of the Altegris Futures Evolution Strategy Fund were discontinued. The Fund is no longer accepting purchase orders from any investor for Class N shares. Existing Class N shareholders were redesignated as Class A shareholders with any sales loads associated with Class A shares waived.

Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, CA 92626 USA Tel: 714 436 7100 Fax: 714 436 7200 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of The Northern Lights Fund Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Altegris Futures Evolution Strategy Fund (the “Fund”), one of the funds constituting the Northern Lights Fund Trust (the “Trust”), as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California
August 29, 2023

We have served as the auditor of one or more Altegris Funds investment companies since 2014.

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended June 30, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 – present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President- Elect 2022-2023, President 2023-2024; Past President 2024- 2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

6/30/23 – NLFT_v1

Altegris Futures Evolution Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2023

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President, Principal Executive Officer Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
James Colantino Born in 1969	Treasurer, Principal Accounting Officer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of June 30, 2023, the Trust was comprised of 65 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-772-5838.

6/30/23 – NLFT_v1

Altegris Funds
EXPENSE EXAMPLES (Unaudited)
June 30, 2023

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning January 1, 2023 and ending June 30, 2023.

Actual Expenses

The “Actual Expenses” section of each table provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” section of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Futures Evolution Strategy Fund
Actual Expenses	Annualized Expense Ratio	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During Period * 1/1/2023-6/30/2023
Class A	1.59%	$1,000.00	$1,063.80	$8.14
Class C	2.34%	$1,000.00	$1,060.70	$11.96
Class I	1.34%	$1,000.00	$1,067.00	$6.87
Class N	1.59%	$1,000.00	$1,065.10	$8.14

Hypothetical (5% return before expenses)	Annualized Expense Ratio	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During Period * 1/1/2023-6/30/2023
Class A	1.59%	$1,000.00	$1,016.91	$7.95
Class C	2.34%	$1,000.00	$1,013.19	$11.68
Class I	1.34%	$1,000.00	$1,018.15	$6.71
Class N	1.59%	$1,000.00	$1,016.91	$7.95

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

Social Security number and wire transfer instructions

account transactions and transaction history

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

open an account or deposit money

direct us to buy securities or direct us to sell your securities seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

affiliates from using your information to market to you.

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N- PORT is available on the SEC’s website at http://www.sec.gov.The information on Form N-PORT is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR	ADMINISTRATOR
Altegris Advisors, L.L.C.	Ultimus Fund Solutions, LLC
1200 Prospect Street, Suite 400	225 Pictoria Drive
La Jolla, CA 92037	Cincinnati, OH 45246

ABOUT ALTEGRIS

Altegris is a pioneer in providing access to alternative sources of income and growth.

With one of the leading research and investment teams focused solely on alternatives, Altegris follows a disciplined process for identifying, evaluating, selecting and monitoring investment talent across a spectrum of alternative strategies.

For additional information, visit altegris.com

AltegrisFE-AR23

800.828.5225 | WWW.ALTEGRIS.COM

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) Not Applicable

(c)       Amendments: During the period covered by the report, there were no amendments to any provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark H. Taylor is audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Taylor is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $ 39,590

2022 - $ 38,440

(b)	Audit-Related Fees

2023 - None

2022 - None

(c)	Tax Fees

2023 - $10,830

2022 - $10,510

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                                  2023            2022

Audit-Related Fees:              100%           100%

Tax Fees:                                 100%             100%

All Other Fees:                      100%             100%

(f)	During the audit the registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $10,830

2022 - $10,510

(h)        Not Applicable.

(i)        Not Applicable.

(j)        Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable at this time.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item	12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(b)        Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 9/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 9/7/2023

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 9/7/2023